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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 11, 2002 (MARCH 8, 2002)

                                KMART CORPORATION

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

    MICHIGAN                     1-327                        38-0729500
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(STATE OR OTHER              (COMMISSION                    (IRS EMPLOYER
JURISDICTION OF              FILE NUMBER)                 IDENTIFICATION NO.)
INCORPORATION)

     3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                    48084
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   248-463-1000
                                                     ------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
           FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT


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ITEM 5.  OTHER EVENTS.

                  On March 8, 2002, the Company announced that it intends to close 284 under-performing stores as part of its initial Chapter 11 financial objectives review. The stores to be closed include 271 Kmart discount stores and 12 Kmart Super Center retail outlets located in 40 states, and 1 Kmart store located in Puerto Rico.

                  On March 11, 2002, the Company announced the appointment and promotion of a number of senior officers to guide the Company through its reorganization. James B. Adamson has been appointed Chief Executive Officer, effectively immediately. He succeeds Charles C. Conaway, who will be leaving the Company and the Board. Julian C. Day has been appointed President and Chief Operating Officer. Albert A. Koch has been appointed Chief Financial Officer, succeeding John T. McDonald who will be leaving the Company. Ted Stenger has been appointed Treasurer. Janet G. Kelley has been promoted to Executive Vice president, General Counsel. James E. Defebaugh has been promoted to Senior Vice President, Chief Compliance Officer and Secretary. Lori A. McTavish has been promoted to Senior Vice president, Communications.

                  A copy of the press releases announcing the foregoing are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (c)    Exhibits.  Document Description

                           99.1     Press release dated March 08, 2002,
                                    announcing the closing of 284
                                    under-performing stores.

                           99.2     Press release dated March 11, 2002,
                                    announcing appointments and promotions of senior officers.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Kmart Corporation
                                                       (Registrant)


Date:  March 11, 2002                        By:  /s/ Janet G. Kelley
                                                  ------------------------------
                                                  Janet G. Kelley
                                                  Executive Vice President
                                                  and General Counsel


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                                  EXHIBIT INDEX
 Exhibit
   No.            Document Description

  99.1 Press release dated March 08, 2002, announcing the closing of 284 under-performing stores.

  99.2 Press release dated March 11, 2002, announcing appointments and promotions of senior officers.